EXHIBIT 99.8


                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of March 29, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Corridor Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-3, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of March 29, 2007, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of March 29, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the "Assigned Transactions") as evidenced by those certain confirmations with a Trade Date of March 16, 2007, whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference numbers are FXNEC9324, FXNEC9325, and FXNEC9326 (each, a "Confirmation" and collectively, the "Confirmations"), copies of which are attached hereto as Exhibit I;

      WHEREAS, the Confirmations supplement, form a part of, and are subject to, an agreement in the form of the 1992 Multicurrency - Cross-Border Master Agreement published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from March 29, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transactions and the Confirmations arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect

Assignor's obligation to pay the Fixed Amounts in accordance with the terms of the Assigned Transactions and the Confirmations.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement and its liability under this Assignment Agreement and under the Corridor Contract Administration Agreement shall be as set forth in the Corridor Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transactions, all such personal liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Corridor Contract Administration Agreement or the pooling and servicing agreement for CWABS, Inc. Asset-Backed Certificates Series 2007-3 dated as of March 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement.

      5. Governing Agreement. Following the assignment of the Assigned Transactions pursuant to the terms hereof, the Assigned Transactions and the Confirmations shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transactions (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Additional Provision. Each party hereby agrees that the Confirmations and thus the Assigned Transactions are each hereby amended as follows:

      (a)   The following additional provision shall be added as a new Section
            6:

            "Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an



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

            express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;

      (c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (d) All governmental and other consents that are required to have been obtained by it with respect to this Assignment Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (e) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmations and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transactions prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transactions on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS

Administration, CWABS, Series 2007-3 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:            383 Madison Avenue, New York, New York 10179
      Attention:          DPC Manager - 36th Floor
      Telex No.           212-272-5823

      copy to:            One Metrotech Center North, Brooklyn, New York, 11201
      Attention:          Derivative Operations - 7th Floor
      Telex No:           212-272-1634

      or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transactions shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 540723
      Attn: Matthew Sabino 212-815-4800
      Fax:  212-815-3986

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.



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

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                 COUNTRYWIDE HOME LOANS, INC.



                                 By: /s/ Darren Bigby
                                     ----------------
                                 Name:   Darren Bigby
                                         ------------
                                 Title:  Executive Vice President
                                         ------------------------


                                 THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL
                                 OR CORPORATE CAPACITY BUT SOLELY AS CORRIDOR
                                 CONTRACT ADMINISTRATOR FOR CWABS ASSET-BACKED CERTIFICATES TRUST 2007-3



                                 By: /s/ Michael Cerchio
                                     -------------------
                                 Name:   Michael Cerchio
                                         ---------------
                                 Title:  Assistant Treasurer
                                         -------------------


                                 BEAR STEARNS FINANCIAL PRODUCTS INC.



                                 By: /s/ Anne Manevitz
                                     -----------------
                                 Name:   Anne Manevitz
                                         -------------
                                 Title:  Authorized Signatory
                                         --------------------

  [The Regulation AB Agreement referenced in Section 6 is included as part of
                             Exhibit 99.2 herein.]

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

                                   Exhibit I



                [Filed as Exhibits 99.5, 99.6 and 99.7 herein.]